SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1933


         Date of Report (Date of earliest event reported): July 1, 1997

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                          BAY BANKS OF VIRGINIA, INC.
             (Exact name of registrant as specified in its charter)



         Virginia                       33-22579             54-1838100
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File Number)        Identification No.)

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                             100 South Main Street
                        Kilmarnock, Virginia 2248222427
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (804) 435-1171



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets

         Pursuant to an Agreement and Plan of Reorganization, dated as of February 20, 1997 (the "Agreement"), Bay Banks of Virginia, Inc., a bank holding company organized under the laws of Virginia (the "Holding Company"), acquired, effective July 1, 1997, all of the issued and outstanding capital stock of Bank of Lancaster, a Virginia banking corporation headquartered in Kilmarnock, Virginia (the "Bank"). The purpose of the Agreement was to create a bank holding company structure for the Bank. The reorganization of the Bank (the "Reorganization") was accomplished through a statutory share exchange between the Bank and the Holding Company.

         The Holding Company did not engage in any business activity prior to the July 1st effective date of the Reorganization, and its only significant asset at the present time is its investment in the Bank.

         The operations of the Bank will continue in substantially the same manner as conducted by the Bank immediately prior to the Reorganization. The directors, officers and employees of the Bank did not change as a result of the Reorganization.

         On the effective date of the Reorganization, each share of common stock of the Bank, par value $5.00 per share, was converted into one (1) share of common stock of the Holding Company, par value $5.00 per share. In order to effect the Reorganization, the Holding Company issued approximately 1,133,216 shares of common stock.

         The shares of common stock issued by the Holding Company to shareholders of the Bank in the Reorganization were registered pursuant to a registration statement on Form S-4EF (No. 33-22579) filed by the Holding Company with the Securities and Exchange Commission ("Commission") on February 28, 1997, and the registration become automatically effective under General Instruction G of Form S-4 on the twentieth day after the date of filing. The prospectus/proxy statement ("Proxy Statement") contained in the registration statement and used in connection with the Annual Meeting of the Bank contains a more complete description of the business of the Bank and the Holding company, as well as the terms of the Reorganization. A copy of the Proxy Statement is attached hereto as
Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

                  (a) The Reorganization met all of the conditions set forth in Staff Accounting Bulletin No. 50 relating to the formation of one bank holding companies. Accordingly, the Holding Company did not include in its Form S-4EF Registration Statement the financial statements of the Bank or the information required by Guide 3 of the Industry Guides promulgated under the Securities Act of 1933. No financial information is therefore incorporated herein by reference to the Holding Company's registration statement. A copy of the audited balance sheet of the Bank as of December 31, 1996 and 1995, and the related statements

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of income, cash flows and changes in shareholders' equity for each of the years in the three-year period ended December 31, 1996, as contained in the Bank's 1996 Annual Report to Shareholders, is attached hereto as Exhibit 99.1 hereto.

                  (b) Pro forma financial information is incorporated by reference from the Registrant's Form S-4EF Registration Statement.

                  (c) The following exhibits to this Form 8-K Current Report are filed herewith.

         Exhibit No.                        Item

         99.1 Audited balance sheet of the Bank as of December 31, 1996 and 1995, and the related statements of income, cash flows and changes in shareholders' equity for each of the years in the three-year period ended December 31, 1996.

         99.2 The Prospectus/Proxy Statement, dated March 24, 1997, which formed a part of the Holding Company's Registration Statement on Form S-4EF.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on July 15, 1997.


                                                  BAY BANKS OF VIRGINIA, INC.


                                                  By:  /s/ Paul T. Sciacchitano
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                                                       Paul T. Sciacchitano
                                                       Treasurer